UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 25, 2021
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 BEALE STREET	77 BEALE STREET
P.O. BOX 770000	P.O. BOX 770000
SAN FRANCISCO, California 94177	SAN FRANCISCO, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
Equity Units	PCGU	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 8.01 Other Events.

On February 25, 2021, the California Public Utilities Commission (the “CPUC”) published a draft resolution (the “Draft Resolution”) in accordance with Decision (D.) 20-05-053, which provided CPUC approval of PG&E Corporation’s and Pacific Gas and Electric Company’s (the “Utility”) joint Plan of Reorganization (subject to certain conditions and modifications) and established an Enhanced Oversight and Enforcement Process (the “EOE Process”).  The EOE Process contains six steps that are triggered by specific events (each a “Triggering Event”) and includes enhanced reporting requirements and additional monitoring and oversight.  If adopted, the Draft Resolution would place the Utility into Step 1 of the EOE Process and would impose additional reporting requirements on the Utility.  Higher steps of the process (Steps 3-6) also contemplate additional enforcement mechanisms, including appointment of an independent third-party monitor, appointment of a chief restructuring officer, pursuit of the receivership remedy, and review of the Utility’s Certificate of Public Convenience and Necessity (i.e., its license to operate as a utility).

The Draft Resolution states that a Step 1 Triggering Event has occurred because the Utility “has made insufficient progress toward approved safety or risk-driven investments related to its electric business.”  The Draft Resolution finds that, based on the CPUC’s evaluation of the Utility’s enhanced vegetation management work in 2020, the Utility “is not sufficiently prioritizing its Enhanced Vegetation Management (EVM) based on risk” and “is not making risk-driven investments.”  The Draft Resolution also finds that “less than five percent of the EVM work” the Utility completed in 2020 “was on the 20 highest risk power lines according to [its] own risk rankings.”

If the CPUC adopts the Draft Resolution, the Utility would be required to submit a “Corrective Action Plan” to the CPUC’s executive director within 20 days, which is designed to correct or prevent recurrence of the Step 1 Triggering Event, or otherwise mitigate any ongoing safety risk or impact, as soon as practicable, among other things.  Thereafter, the Utility would be required to update the information contained in the Corrective Action Plan every 90 days.  If the Draft Resolution is adopted, the Utility will remain in Step 1 of the EOE Process until the CPUC determines that the Utility has met the conditions of the Corrective Action Plan.  If the Utility does not adequately meet such conditions within the timeframe approved by the CPUC, the CPUC may place the Utility into a higher step of the EOE Process.

The Utility is preparing a corrective action plan to address the issues in the Draft Resolution, including several improvements to its EVM program that were identified in the Utility’s wildfire mitigation plan filed with the CPUC on February 5, 2021.

The Draft Resolution will be subject to at least 30 days’ public review and comment prior to a vote of the CPUC.  The voting meeting of the CPUC is scheduled for April 15, 2021.

The Draft Resolution does not affect the Utility’s receipt of a safety certification under Assembly Bill (AB) 1054, which was issued on January 14, 2021 from the Wildfire Safety Division, pursuant to the Division’s finding that the Utility had satisfied the minimum statutory conditions required of all utilities for the certification.  On February 25, 2021, the CPUC issued a separate draft resolution that would ratify the issuance of the safety certification, if approved at the CPUC’s April 15, 2021 voting meeting.

Cautionary Statement Concerning Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements that are not historical facts, including statements about the EOE Process and the safety certification.  These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties.  In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in PG&E Corporation’s and Pacific Gas and Electric Company’s annual report on Form 10-K for the year ended December 31, 2020, and other reports filed with the SEC, which are available on PG&E Corporation’s website at www.pgecorp.com and on the SEC website at www.sec.gov.  PG&E Corporation and Pacific Gas and Electric Company undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: February 26, 2021	By:	/s/ JOHN R. SIMON
		Name:	John R. Simon
		Title:	Executive Vice President, General Counsel and Chief Ethics & Compliance Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: February 26, 2021	By:	/s/ BRIAN M. WONG
		Name:	Brian M. Wong
		Title:	Vice President, General Counsel and Corporate Secretary